SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              ---------------------

                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

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                                 Date of Report
                        (Date of earliest event reported)

                                December 18, 2000

                              INSILICON CORPORATION
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             (Exact name of registrant as specified in its charter)

        Delaware                       000-29513                  77-0526155
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(State of incorporation)           (Commission File             (IRS Employer
                                        Number)              Identification No.)

411 East Plumeria Drive, San Jose, California                        95134
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(Address of principal executive offices)                           (Zip Code)

                                 (408) 894-1900
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              (Registrant's telephone number, including area code)

                                       N/A
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          (Former name or former address, if changed since last report)


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Item 2. Acquisition or Disposition of Assets.

      On December 29, 2000, inSilicon Corporation (the "Company") filed a Current Report on Form 8-K reporting the Company's acquisition of Xentec Inc., a corporation governed by the laws of Canada (the "Target" or "Xentec"). Under
Item 7 of such Current Report, the Company undertook to file the financial information required by Item 7 (a) and Item 7 (b) of Form 8-K by amendment to such Current Report within the time proscribed in Item 7. Set forth below as part of this Amendment No. 1 to the Current Report is such financial information required by Item 7 (a) and Item 7 (b) of Form 8-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

      (a)   Financial Statements of Business Acquired.

            The financial statements of Xentec required to be filed pursuant to
            Item 7(a) of Form 8-K are included as Exhibits 99.2, 99.3 and 99.4 of this Current Report on Form 8-K/A.

      (b)   Pro Forma Financial Information.

            The pro forma financial information required to be filed pursuant to
            Item 7(b) of Form 8-K is included as Exhibit 99.5 of this Current Report on Form 8-K/A.

      (c)   Exhibits.

            Exhibit No.   Description

            2.1           Share Purchase Agreement dated November 15, 2000.*+

            4.1           Registration Rights Agreement dated December 18,
                          2000.+

            23.1          Consent of PricewaterhouseCoopers LLP.

            23.2          Consent of Glenn Graydon Wright LLP.

            99.1          Press Release of inSilicon, dated December 19, 2000.+

            99.2 Financial Statements of Xentec Inc., including balance sheet as of December 31, 1999, statement of income and retained earnings for the year ended December 31, 1999 and statement of cash


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                          flows for the year ended December 31, 1999.

            99.3 Financial Statements of Xentec Inc., including balance sheet as of December 31, 1998, statement of income and retained earnings for the period from July 13, 1998 (inception) to December 31, 1998 and statement of cash flows for the period from July 13, 1998 (inception) to December 31, 1998.

            99.4 Unaudited financial statements of Xentec Inc., including balance sheets as of September 30, 2000, and December 31, 1999, statements of income for the nine months ended September 30, 2000, and statements of cash flows for the nine months ended September 30, 2000.

            99.5 Unaudited Pro Forma Combined Balance Sheet of Registrant and Xentec Inc. as of September 30, 2000 and unaudited Pro Forma Combined Consolidated Statement of Operations of Registrant and Xentec Inc. for the year ended September 30, 2000.

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+ Previously filed as an Exhibit to the Registrant's Current Report on Form 8-K
filed with the Securities and Exchange Commission on December 29, 2000.

* The schedules and exhibits to this agreement, as set forth in the Table of Contents, have not been filed herewith, pursuant to Item 601(b)(2) of Regulation S-K. The Registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 1, 2001                        inSilicon Corporation


                                      By:  /s/ Wayne C. Cantwell
                                           -------------------------------------
                                           Wayne C. Cantwell
                                           President and Chief Executive Officer


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